UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2025

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K originally filed by Spectral Capital Corporation on May 7, 2025 (the “Original Report”), is being filed to address a comment received from the Staff of the Securities and Exchange Commission. Specifically, the Company is amending Item 4.02 to provide complete and accurate disclosure regarding the Company’s conclusion that certain previously issued financial statements should no longer be relied upon.

The amendment clarifies that the prior incorporation by reference to certain paragraphs under Item 4.01 was incorrect and that the Board of Directors, in the absence of an audit committee, discussed the relevant matters with the Company’s independent registered public accounting firm, MG\&A, as required under Item 4.02(b) of Form 8-K. The revised disclosure now includes all required elements of Item 4.02(b) and supersedes the related disclosures in the Original Report in their entirety.

No other changes have been made to the Original Report.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 30, 2025, Spectral Capital Corporation (the “Company”) dismissed Michael Gillespie & Associates, PLLC (“MG&A”) as the Company’s independent registered public accounting firm.  On April 30, 2025, the Company engaged RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm. The decision to terminate MG&A and engage RBSM was approved by the Company’s board of directors (“Board”).

On April 21, 2025, MG&A notified us that that the Company’s financial statements contain numerous accounting errors related to prepaid assets, amortization, gains on the extinguishment of debt, as well as a significant number of unaccounted for expenses (the “Accounting Matter”). As a result, MG&A advised the Company that it has concluded that that the Accounting Matter materially impacts the reliability of the financial statements for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 and that such financial statements should be restated. Due to the dismissal of MG&A, the issue has not been resolved to MG&A’s satisfaction prior to its dismissal. The Company is further investigating the Accounting Matter. The Company has authorized MG&A to respond fully to the inquiries of RBSM concerning the subject matter of such disagreement.

The Company’s principal accountant’s report on the financial statements for the fiscal years ended December 31, 2024 and 2023 contained an adverse opinion. The report on the financial statements for the fiscal year ended December 31, 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern and the report on the financial statements for the fiscal year ended December 31, 2024 contained an adverse opinion related to the Accounting Matter. As previously reported on the Form 12b-25 filed on March 31, 2025, the Company is delayed in filing its Annual Report on Form 10-K for the year ended December 31, 2024.

The Company provided MG&A with a copy of this Current Report on Form 8-K and requested that MG&A furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of MG&A’s letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 6, 2025, the Board of Directors of Spectral Capital Corporation (the “Company”), which is acting in the absence of an audit committee, after discussion with the Company’s independent registered public accounting firm, MG&A, concluded that the Company’s previously issued financial statements for the fiscal years ended December 31, 2023 and 2022, and for the interim periods within the fiscal years 2023 and 2024 (collectively, the “Affected Periods”), should no longer be relied upon due to errors in the application of accounting principles related to the Company’s acquisition and consolidation of certain subsidiaries, including entities acquired from or affiliated with Sean Michael Brehm.

Specifically, the Company determined that the financial statements for the Affected Periods included entities that were subsequently determined to be unauditable, lacked sufficient supporting documentation, and whose accounting records could not be independently verified in accordance with PCAOB standards.

This determination was discussed with MG&A, who concurred with the Company’s conclusion that the financial statements for the Affected Periods should not be relied upon. The Company has authorized MG&A to respond fully to the inquiries of any successor independent registered public accounting firm concerning these matters.

The Company is currently taking appropriate actions to address these issues, including filing restated financial statements where necessary and engaging a new audit firm to assist in preparing revised filings. The Company has also begun the process of rescinding the transactions related to the unauditable subsidiaries and will exclude them from future consolidated financial statements.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” or other similar words, phrases or expressions and variations or negatives of these words. Readers of this communication should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the expectations contained in the forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, potential impacts of MG&A’s dismissal; the risk of litigation or regulatory action arising from these matters or from the failure to timely file the Company’s Annual Report on Form 10-K for the year ended December 31, 2024; the timing of the review by, and the conclusions of, RBSM regarding these matters and its impact on the financial statements; potential reputational damage that the Company may suffer as a result of these matters or the dismissal of MG&A; the impact of these matters and the dismissal of MG&A on the value of the Company’s stock; and the risk that the filing of the Annual Report will take longer than anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this report. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter from Michael Gillespie & Associates, PLLC
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: May 23, 2025	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer, President